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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 1, 2004




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                      1-4300                 41-0747868
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 5. OTHER EVENTS

An international arbitrator hearing the claims made by Texaco China, B.V., against our subsidiaries Apache China Corporation LDC and Apache Bohai Corporation LDC, involving a 1998 farmout in Bohai Bay, People's Republic of China, issued an award against Apache China and Apache Bohai and in favor of Texaco China in the amount of $71 million, which includes interest. Apache believes that the finding of the arbitrator is unsupported by the facts and the law, and Apache expects to pursue an appeal of the award in federal court.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APACHE CORPORATION


Date:  July 2, 2004                         /s/ P. Anthony Lannie
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                                       P. Anthony Lannie
                                       Senior Vice President and General Counsel